EXHIBIT 10(ii)
                                                                --------------




$ 13,500                                                      November 8, 2000


                                PROMISSORY NOTE

FOR VALUE RECEIVED 180 days after the date hereof, or sooner on demand, upon completion of project pursuant to agreement between Igor Levitsky and Sound and Lighting Specialists, Inc. dated February 24, 2000, SLS International, Inc. does hereby promise to pay to the order of Igor Levitsky, the sum of $ 13,500 without interest.


                                                  SLS International, Inc.


                                                  by /s/ John M. Gott
                                                     -----------------------
                                                     John M. Gott, President

Due May 8, 2001





























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